U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 13, 2007

Superior Oil and Gas Co.
(Exact name of registrant as specified in its charter)

Nevada (state of incorporation)	000-50173 (Commission File Number)	87-0537621 (IRS Employer I.D. Number)

844 South Walbaum Road
Calumet, OK 73014
(405) 884-2080
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 13, 2007 Superior Oil and Gas Co. (“Superior”) received a letter, dated December 13, 2007, from Sutton Robinson Freeman & Co., P.C. of Tulsa, Oklahoma, the principal independent registered public accountants of Superior, in which the accountants resigned. Sutton Robinson Freeman & Co., P.C. had been engaged as Superior’s principal independent registered public accountants for more than five years.

The reports of Sutton Robinson Freeman & Co., P.C. on the financial statements of Superior for its fiscal years ended December 31, 2005 and 2006 contained no adverse opinion or disclaimer of opinion, and, other than raising substantial doubt about Superior’s ability to continue as a going concern for the fiscal year ended December 31, 2006, was not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles during the period of its engagement to December 13, 2007, the date of resignation.

During the past two years or interim periods prior to December 13, 2007, there were no disagreements between Superior and Sutton Robinson Freeman & Co., P.C. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Sutton Robinson Freeman & Co., P.C., would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements.

Superior provided Sutton Robinson Freeman & Co., P.C. with a copy of the disclosures it makes in this Form 8-K and requested Sutton Robinson Freeman & Co., P.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Such a letter is filed as an exhibit to this Form 8-K.

On March 3, 2008, the board of directors of Superior engaged Malone & Bailey PC, of Houston, Texas as Superior’s principal independent registered public accountants to audit its financial statements. Superior did not consult the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the issuer's financial statements.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements.

None

(b)	Exhibits

The following exhibits are filed, by incorporation by reference as part of this Form 8-K:

	Exhibit No.	Description

16
Letter of March 10, 2008 of Sutton Robinson Freeman & Co., P.C. agreeing with the statements made in this Form 8-K by Superior Oil and Gas Company concerning Superior’s change of principal independent accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2008
SUPERIOR OIL AND GAS CO.

By /s/ Daniel Lloyd
Daniel Lloyd, President

Superior Oil and Gas Co.
Commission File No. 000-50173

EXHIBIT INDEX

FORM 8-K
CURRENT REPORT
Date of Report (Date of earliest event reported): December 13, 2007

The following exhibits are filed, by incorporation by reference, as part of this Form 8-K:

Exhibit No.	Description

16
Letter of March 10, 2008 of Sutton Robinson Freeman & Co., P.C. agreeing with the statements made in this Form 8-K by Superior Oil and Gas Company concerning Superior’s change of principal independent accountants.